UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                November 30, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



          Virginia                      000-49929                 82-0545425
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)




              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

Access National Corporation (Nasdaq: ANCX) announced on November 30, 2005 a 2 for 1 stock split in the form of a 100% stock dividend. The stock split is for shareholders of record as of December 12, 2005, and payable on December 23, 2005. In doing so, the Board of Directors also increased the number of Authorized Shares from 30,000,000 to 60,000,000. A copy of the press release detailing the results is attached hereto as Exhibit 99.1.



Item 9.01       Financial Statements and Exhibits.

(a)  -  Not applicable.

(b)  -  Not applicable.

(c)  -  Exhibits.

        Exhibit 99.1    Press Release, dated November 30, 2005.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ACCESS NATIONAL CORPORATION
                                                          (Registrant)


Date: November 30, 2005                       By:    /s/ Michael W. Clarke
                                                 -------------------------------
                                              Name:  Michael W. Clarke
                                              Title: President & Chief Executive
                                                     Officer